SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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September 14, 2011
Date of Report (Date of Earliest event reported)

GLOBAL NUTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Woodwind Drive, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(714) 373-1930

5412 Bolsa Avenue, Suite D, Huntington Beach, CA 92649
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change of Fiscal Year

On August 4, 2011, Global NuTech, Inc. (the “Company”) filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State to effectuate a 1-for-300 Reverse Stock Split ( the “Reverse Stock Split”) of the Company's Common Stock, $0.00001 par value per share.  The Reverse Stock Split was  approved by FINRA on September 14, 2011, and the Reverse Stock Split became effective on September 14, 2011.  For additional information concerning the Reverse Stock Split, please refer to Item 8.01, below.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On September 14, 2011, the Company issued a Press Release concerning the effectiveness of the 1-for-300 Reverse Stock Split of its Common Stock.  The election of John Magner as the new  President, Chief Financial Officer and a Director was also reported in the Press Release.  For further information concerning the resignation of E. G. Marchi and the election of John Magner, please refer to the Current Report on Form 8-K which was filed by the Company with the Securities and Exchange Commission (“SEC”) on September 9, 2011.

A copy of the Press Release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 8.  Other Events

Item 8.01.  Other Events

On September 14, 2011, the Company announced today that it had filed a Certificate of Amendment to its Articles of Incorporation to effect a 1-for-300 Reverse Stock Split of its Common Stock, effective September 14, 2011.

On the effective date, every 300 shares of the Company's Common Stock, $0.00001 par value per share, issued and outstanding will be converted into one (1) share of Common Stock, $0.00001 par value per share; provided, however, that all post-split shares will be rounded up to whole shares and the minimum number of shares per individual stockholder will be 100 shares on a post-split basis.

As of September 14, 2011, the Company's Common Stock will continue to trade on the OTCBB on a post-split basis with a new trading symbol of “BOCLD” to indicate the completion of the Reverse Stock Split.  After a 20 trading-day period following the effectiveness of the Reverse Stock Split, the trading symbol will revert back to “BOCL.”  The new CUSIP number for the Company's Common Stock will be 37950U204 effective as of  September 14, 2011.

As previously disclosed, the  Board of Directors and stockholders holding a majority of shares of the voting stock of the Company approved the Reverse Stock Split on July 18, 2011 and July 19, 2011, respectively. For further information concerning the Reverse Stock Split, please refer to the Company's Definitive Information Statement which was filed with the SEC on August 5, 2011.

 Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT TABLE

Exhibit No.	Description

3.01	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on August 4, 2011.

99.1	Press Release dated September 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2011	GLOBAL NUTECH, INC.

	By:	/s/ John Magner
Name: John Magner
Title: President